                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):  January 15, 2002
                                                         ----------------


                               ZANY BRAINY, INC.
                             ---------------------
                (Exact Name of Registrant Specified in Charter)

      Pennsylvania                 0-26185                23-2663337
      ------------                 -------                ----------
      (State or Other          (Commission File        (I.R.S. Employer
      Jurisdiction of              Number)            Identification No.)
      Incorporation)


             2520 Renaissance Boulevard
            King of Prussia, Pennsylvania                   19406
     ------------------------------------------           ----------
       (Address of Principal Executive Offices)           (Zip Code)



    Registrant's telephone number, including area code:  (610) 278-7800
                                                         --------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

     On January 15, 2002, the United States District Court for the District of Delaware (the "Court") approved the Joint Disclosure Statement Pursuant to
Section 1125 of the Bankruptcy Code Relating to the Joint Consolidated Liquidating Plan of Reorganization (the "Disclosure Statement") of Zany Brainy, Inc., Children's Products, Inc., Children's Development, Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC (collectively, the "Debtors") and an order was signed and entered by the Court on January 18, 2002. The Debtors' proposed Joint Consolidating Liquidating Plan of Reorganization (the "Plan") was attached to the Disclosure Statement as Appendix A. Copies of the Debtors' Disclosure Statement and proposed Plan are attached hereto as exhibits 99.1 and 99.2, respectively. The Court has scheduled a hearing on confirmation of the Debtors' proposed Plan for March 6, 2002 at 5:00 p.m. Eastern Standard Time. PURSUANT TO THE TERMS OF THE PROPOSED PLAN, OUR SHAREHOLDERS WILL NOT RECEIVE ANY CASH OR SHARES OF COMMON STOCK OF THE RIGHT START, INC. IN CONNECTION WITH OUR LIQUIDATION.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.    Exhibit
-----------    -------

99.1 Joint Disclosure Statement relating to the Joint Consolidated Liquidating Plan of Reorganization of Zany Brainy, Inc., Children's Products, Inc., Children's Development Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC.

99.2 Joint Consolidated Liquidating Plan of Reorganization of Zany Brainy, Inc., Children's Products, Inc., Children's Development Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ZANY BRAINY, INC.


Date: January 22, 2002                       By: /s/ John V. Reilly
      ----------------                          ---------------------------
                                                 John V. Reilly
                                                 President

                                 EXHIBIT INDEX

Exhibit No.    Exhibit
-----------    -------

99.1 Joint Disclosure Statement relating to the Joint Consolidated Liquidating Plan of Reorganization of Zany Brainy, Inc., Children's Products, Inc., Children's Development Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC.

99.2 Joint Consolidated Liquidating Plan of Reorganization of Zany Brainy, Inc., Children's Products, Inc., Children's Development Inc., Noodle Kidoodle, Inc., Children's Distribution, LLC and Zany Brainy Direct LLC.